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                                                                    EXHIBIT 10.9


                     TERMINATION OF NON-COMPETE AGREEMENT

     THIS TERMINATION OF NON-COMPETE AGREEMENT (this "Agreement") is hereby made and entered into as of this day ____ day of February, 1999, by and between George M. Marcus, for both himself and his Affiliated Companies (as defined below) (collectively, "Marcus"), and Essex Property Trust, Inc., a Maryland corporation, and its Affiliated Companies (collectively, "Essex").

                                   RECITALS

     WHEREAS, Marcus previously entered into a certain Non-Compete Agreement dated June 13, 1994, for the benefit of Essex (the "Non-Compete Agreement").

     WHEREAS, Marcus and Essex, subject to the terms and conditions provided for herein, wish to terminate the Non-Compete Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  The Recitals set forth above are true and correct.

     2. Subject to the terms and conditions provided for in this Agreement, the Non-Compete Agreement is hereby terminated in its entirety.

     3. Marcus hereby agrees, on behalf of both himself and all of his Affiliated Companies, that if Marcus and/or any of his Affiliated Companies enters into, whether directly or indirectly, a contract or agreement ("Subject Contract") providing for the acquisition or development of any residential rental properties containing, in the aggregate, more than one hundred (100) residential rental units, then within ten (10) business days thereafter Marcus shall give (or shall cause the respective Affiliated Company to give) written notice to Essex of such Subject Contract and the essential terms thereof ("Notice of Contract"). If Essex, within forty eight (48) hours following receipt of the Notice of Contract, delivers to Marcus (i) reasonable evidence that prior to the date of the Subject Contract Essex had submitted to the other party to the Subject Contract a bona fide good faith written offer respecting the property that is the subject of the Subject Contract, and (ii) written notice of the election by Essex to take an assignment of the Subject Contract, then, within ten (10) business days following receipt by Marcus of the items described in clauses (i) and (ii) of this sentence, Marcus shall assign (or shall cause the respective Affiliated Company to assign) to Essex or its designee, the Subject Contract. Such assignment shall be without compensation of any kind or nature being paid to either Marcus, any such Affiliated Company or to any other person or entity for or in connection with such assignment.
Each Notice of Contract shall be in writing, and delivered to Essex at 925 East Meadow Drive, Palo Alto, California 94303-4233, Attention: Keith R. Guericke, via telecopy at (650) 858-0139, with a copy
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to be sent via regular mail. Each notice to Marcus shall be in writing, and delivered to Marcus at 777 California Avenue, Palo Alto, California 94304, via telecopy at (650) 424-9136, with a copy sent via regular mail. The term "Affiliated Company" is hereby defined to mean (i) any person or entity as to which Essex (and/or Essex Portfolio, L.P., a California limited partnership ("EPLP") or Marcus, as the case may be, owns, whether directly or indirectly, a twenty percent (20%) or greater interest in, (ii) any person or entity which owns, whether directly or indirectly, a twenty percent (20%) or greater interest in Essex (and/or EPLP) or Marcus, as the case may be, (iii) any person or entity which as the ability to control the decision making process of Essex (and/or
EPLP) or Marcus, as the case may be, (iv) any person or entity over which Essex (and/or EPLP) or Marcus, as the case may be, has the ability to control the decision making process of, or (v) for Essex, EPLP.

     4. This Agreement shall be governed by and construed under the laws of the State of California.

     5. This Agreement may be executed in two of more counterparts, each such counterpart being deemed to be an original, but all of which counterparts taken together being deemed to be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                       ESSEX:

                                          ESSEX PROPERTY TRUST, INC.
                                          a Maryland corporation

                                          By:   /s/ Keith R. Guericke
                                              --------------------------
                                          Its: President
                                              --------------------------


                                       MARCUS:

                                         -------------------------------
                                         George M. Marcus